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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K/A

                         Current Report Pursuant
                      to Section 13 or 15(d) of the

                     Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported)     Mar 15, 2000

                  WORLD FINANCIAL NETWORK NATIONAL BANK
         (Exact Name of Registrant as Specified in its Charter)

                              United States
             (State or Other Jurisdiction of Incorporation)

            333-85463
             333-998                            34-1610866
     (Commission File Number)       (I.R.S. Employer Identification No.)

      800 Techcenter Drive, Gahanna, Ohio              43230
    (Address of Principal Executive Offices)         (Zip Code)

                             (614) 729-4700
          (Registrant's Telephone Number, Including Area Code)

                             Not Applicable

      (Former Name or Former Address, if Changed Since Last Report)

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Item 7. Financial Statements and Exhibits.

      (c)  Exhibits.


Exhibit
  No.        Document Description
-------      --------------------
20           Monthly Servicing Report


                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WORLD FINANCIAL NETWORK NATIONAL BANK
                                  (Registrant)


Dated:  Mar 15, 2000         By: Daniel T. Groomes

                                Title: President